AMD Investor Roadshow Dirk Meyer, President and CEO Bob Rivet, Executive Vice President and CFO October 7, 2008 Introducing The Foundry Company and The New ‘Asset Smart’ AMD Exhibit 99.1

| Investor Roadshow | October 7, 2008

Forward Looking Disclaimer
This document contains forward-looking statements, which are made pursuant to the safe harbor provisions of the
U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements should not be relied upon as predictions of future events as we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,”
“seeks,” “intends,” “plans,” “pro forma,” “estimates,” or “anticipates” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. These forward-looking statements relate to, among other things, our asset smart strategy, the impact and effects of our The Foundry Company joint venture, future demand for our products, capital expenditures, potential benefits of our The Foundry Company joint venture and the timing of our The Foundry Company joint venture. The material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: that Intel
Corporation’s pricing, marketing and rebating programs, product bundling, standard setting, new product introductions or other activities targeting the company’s business may negatively impact sales plans; any inability to realize all of the anticipated benefits of our proposed The Foundry Company joint venture because, among other things, the revenues, cost savings, improved cash flow, growth prospects and any other benefits expected from the transaction may not be fully realized or may take longer to realize than expected; that The Foundry Company joint venture does not close; a downturn in the semiconductor industry; unexpected variations in market growth and demand for our products and technologies in light of the product mix that we may have available at any particular time or even a decline in demand; our cost reduction efforts are not effective; any inability to improve the efficiency of our supply chain; any inability to transition to advanced manufacturing process technologies in a timely and effective way, consistent with planned capital expenditures; any inability to develop, launch and ramp new products and technologies in the volumes and mix required by the market at mature yields and on a timely basis; any inability to obtain sufficient manufacturing capacity or components to meet demand for our products or the under-
utilization of The Foundry Company’s manufacturing facilities; the effect of political or economic instability internationally on our sales or production; or that The Foundry Company is less successful than anticipated. We urge investors to review in detail the risks and uncertainties in our Securities and Exchange Commission filings, including but not limited to the Quarterly Report on Form 10-Q for the quarter ended June 28, 2008.

| Investor Roadshow | October 7, 2008

Introduction
Creating a global, leading-edge foundry with world-class,
committed partners
NOTE:  Mubadala and ATIC (Advanced Technology Investment Company) are investment arms of the Abu Dhabi Government.
Unlocking the value of AMD’s manufacturing talent and assets
Strengthening AMD balance sheet
Reducing AMD capital investment requirements
AMD securing guaranteed access to the most advanced, leading-edge capacity
Committed future equity funding of a minimum of $3.6B and up to $6.0B from
ATIC to The Foundry Company
Expanding and strengthening the Foundry Company’s IBM partnership
Mubadala and ATIC are strategic financial partners for AMD and The Foundry
Company, respectively
Positioning and financing AMD and The Foundry Company for growth and success

ATIC
AMD
مبادلة
MUBADALA

(fusion)
AMD
The future is fusion

| Investor Roadshow | October 7, 2008

What We Are Announcing
Introducing “The Foundry Company”
ATIC’s long-term vision and ”patient capital”
AMD’s manufacturing leadership and global workforce
IBM’s process technology
Capital to meet growing global demand for leading-edge
semiconductor manufacturing
The Foundry Company plans to build a state-of-the-art
manufacturing facility in Upstate New York, USA
(creating over 1,400 jobs) - and add an additional world-class facility in Dresden, Germany with completion of Fab 38
AMD goes “Asset Smart”
Strengthens balance sheet
Dedicated access to significant leading-edge fab capacity
World-class design leadership in processing and graphics
Future capital investments in wafer fabs optional
AMD and ATIC agreed to form a world-class joint venture
to unlock the value of AMD’s manufacturing expertise and create an independent, global leading-edge semiconductor manufacturing company
With the combination of manufacturing excellence, patient capital, business acumen and global talent to lead the next logical step in the evolution of the semiconductor industry
The
Foundry
Company
The
Foundry
Company

| Investor Roadshow | October 7, 2008

Overview of ATIC
ATIC is investing $1.4B directly into The Foundry Company and paying $0.7B to AMD in exchange for a 55.6% fully diluted stake in The Foundry Company. They are also committing future equity funding of a minimum of $3.6B and up to $6.0B to The Foundry
Company for capital  investments in Upstate New York and Dresden, Germany
ATIC seeks to identify and
realize long-term investment
opportunities in the highly
competitive and capital-
intensive advanced technology
sector. These advantages
include significant and reliable
capital, a patient investment
philosophy, and a subsequently
long-term investment horizon.
ATIC was founded in 2008
ATIC will hold and manage the stake in The Foundry
Company
ATIC will enter into an initial management agreement
with Mubadala to help manage The Foundry Company
stake while ATIC develops required specialist capabilities
ATIC is focused on making significant investments in the
advanced technology sector, both locally and
internationally.
The Advanced Technology Investment Company (ATIC) –
a technology investment company wholly owned by
the Government of Abu Dhabi

| Investor Roadshow | October 7, 2008

The Foundry
Company is uniquely
positioned to
win in this
new era
A Large and Timely Growth Opportunity
Global demand is growing for contract
semiconductor manufacturing - particularly
leading-edge, independent foundry services
Global semiconductor sales set to grow
from $277B in 2008 to $321B in 2010(1)
Rapidly rising cost and complexity in
semiconductor manufacturing
Widespread transition to foundries by
major IDMs, including TI, Sony, STM, Freescale
IBM Alliance is strong and formidable
with shared objectives, investments, returns
AMD history of manufacturing leadership
is ahead of all major independent foundries
(1) Source: Semiconductor Industry Association

| Investor Roadshow | October 7, 2008

Technology Leadership
Deep partnership with IBM
Aggressive 32/22/15 nm roadmap
Bulk and SOI
Creating A Global Leader in the Foundry Business
Capital Funding
Initial funding of $1.4B
Minimum committed future equity funding of $3.6B and up
to $6.0B in total capital
Capacity Roadmap
Industry leading capacity roadmap
Fab 36, commitment to build out Fab 38, Upstate New York,
and more…
Leading-edge Volumes
Industry’s most advanced products in independent foundry
Time to market
Scale
Manufacturing Excellence
World class expertise, yields, and cycle times
APM technology
Best in class fabs built on LEAN principles
Global World-class Team
Experienced executive team
Highly educated workforce
The Foundry Company will be a ‘new global enterprise’
combining talent and resources from around the world
to serve a growing global demand for leading-edge foundry services.

| Investor Roadshow | October 7, 2008

Established history of manufacturing excellence under AMD
Scale and access to capital to remain on the leading-edge
Projected sales to AMD of ~$1.5B, starting 2009
300mm wafer capacity at 65nm/45nm SOI in
excess of 28,000 wafers per month
SOI technology rooted in IBM alliance
Global presence
Strong commitment to process technology leadership
3,000 employees, world class IP, experience, dedicated
management
Doug Grose to become CEO and Hector Ruiz Chairman
Introducing ‘The Foundry Company’
A world-class joint venture with ATIC
unlocking the value of AMD’s manufacturing expertise and
creating an independent, global, leading-edge semiconductor manufacturing company
With the combination of manufacturing excellence, ‘patient capital,’ business acumen and global talent to lead the next logical step in the evolution of the semiconductor industry

| Investor Roadshow | October 7, 2008

AMD, the Next Stage, Positioned For Success
Strategic commitment from Mubadala
The Foundry Company plans multi-billion dollar build-out of leading edge fabs in Dresden and Upstate New York
Expanded IBM partnership delivering leading-edge bulk and SOI process technology
~$1.0B new cash investment
~$1.2B(2)
debt reduction assumed by The Foundry Company
Future fab capital expenditures optional
Reduced process technology R&D costs
Improved free cash flow(3)
by the elimination of required fabrication
capital expenditures offset somewhat by wafers purchased for cash
(foundry model)
Leaner and more variable business model, with a lower breakeven point of ~$1.5B
The only company with proven track record of innovation in both x86
CPU architecture and graphics technologies
Focused on design, development and marketing competencies
Asset Smart
Manufacturing
Strategy
Asset Smart
Manufacturing
Strategy
Stronger
Financial
Structure(1)
Stronger
Financial
Structure(1)
Leadership
Capabilities
Leadership
Capabilities
(1) Excluding The Foundry Company, which will be consolidated for financial reporting purposes
(2) Expected as of close. Debt includes minority interest (non AMD ownership)
(3) Defined as cash flow from operations less capital expenditures

مبادلة
MUBADALA

EADS
CARLYLE GROUP
AMD
ROLLS ROYCE
Cleveland Clinic
SR Technics

fusion
AMD
The future is fusion

| Investor Roadshow | October 7, 2008

Mubadala Increasing its Stake in AMD
Manages a multi-billion dollar global portfolio
Mubadala increases stake in AMD as a sign of
confidence in it’s long-term potential.  ATIC funds
the creation of the global Joint Venture.
Recent deals include:
-
$8B JV with GE for a financial services business
headquartered in Abu Dhabi
-
Multi faceted transaction including strategic
initiatives focused on clean energy, research,
training and aviation
-
7.5% ownership stake in the Carlyle Group
Mubadala Development Company is a development and investment company, owned by the government of Abu Dhabi, with a global focus on commercial activities that achieve economic returns while advancing economic diversification
Mubadala is increasing its stake in AMD from 8.1% to
19.3% on a fully diluted basis with $0.3B cash infusion

MUBADALA
ATIC
Advanced Technology Investment Company
58M new shares; 30M warrants(2)
$0.7B of The Foundry Company Equity
$0.7B cash
$1.4B cash
$1.0B of The Foundry Company Equity; $0.4B Convertible Debt
AMD
MUBADALA
ATIC
AMD
$1.7B of The Foundry Company Equity(3)
$1.7B of The Foundry Company Equity and $0.4B Convertible Notes(3)
The Foundry Company

AMD
The future is fusion

| Investor Roadshow | October 7, 2008

Summary Transaction Mechanics
107M shares (including 49M
from 11/07 investment) and
30M warrants (2)
19.3% (1)
$2.4B fab
assets and
~$1.2B (5)
debt
$0.3B
cash
Transaction Mechanics Pro-Forma Structure
~$1.5B starting cash
$2.4B of The
Foundry
Company
Equity(4)
(1) Represents 19.3% of fully diluted basis as of 9/26/08
(2) Includes AMD stock and warrants issued to Mubadala in transaction. Warrants will have an exercise price of $0.01
(3) AMD and ATIC will each at the closing have equal voting rights. The Foundry Company will be owned on a fully-converted common basis 44.4% by AMD and 55.6% by ATIC. ATIC’s economic ownership will increase over time based on the differences in securities held by AMD and ATIC and depending on whether AMD elects to invest at the same level as ATIC in future capital infusions to support The Foundry Company’s growth
(4) Net $1.7B after sale to ATIC
(5) Expected as of close. Debt includes minority interest (non AMD ownership)
The
Foundry
Company
The
Foundry
Company

| Investor Roadshow | October 7, 2008

Transaction Summary
AMD will sell to Mubadala 58M new shares and 30M warrants(1) in exchange $0.3B which will increase Mubadala’s ownership in AMD to 19.3% on a fully diluted basis
Mubadala has a right to designate a member of the Board of Directors of AMD
(1) Warrants will have an exercise price of $0.01
AMD will transfer people, manufacturing assets, Fab36 debt and some intellectual property
ATIC to invest $2.1B in capital:
- $1.4B to The Foundry Company
- $0.7B to AMD
- ATIC will hold convertible notes in The Foundry Company
The joint venture will be owned on a fully-converted common basis 44.4% by AMD and 55.6% by ATIC.
- AMD and ATIC will be The Foundry Company’s only shareholders.  At close each will have equal voting rights
- 80% of ATIC’s equity in the form of Class B Preferred shares with a preferred 12% return upon a liquidity event
- ATIC’s economic ownership will increase over time based on the differences in securities held by AMD and ATIC, and depending on whether AMD elects to invest proportionally with ATIC in future capital infusions to support The
Foundry Company’s growth
- Have a Board of Directors whose membership is equally divided between representatives of AMD and ATIC
Minimum of $3.6B and up to $6.0B of future funding over five years to The Foundry Company, primarily for
New York and Dresden facilities
-
AMD has the option, but not the obligation, to provide additional capital to be invested in The Foundry Company
AMD will have guaranteed access to advanced manufacturing services and capacity
The Foundry Company will have an exclusive supply agreement with limited exceptions to manufacture AMD processors and to manufacture, where competitive, certain percentages of other AMD semiconductor products.
The
Foundry
Company
The
Foundry
Company

| Investor Roadshow | October 7, 2008

Positive Impact to AMD
(1)
(1) AMD Inc financial results projections for fiscal year 2009, without The Foundry Company
(2) Expected as of close. Debt includes minority interest (non AMD ownership)
(3) Defined as cash flow from operations less capital expenditures
Free Cash
Flow(3)
Debt
Cash
Capital
Expenditures
Reduction in capital
expenditure, G&A and
process R&D offset by
higher COGS
Assumption of $1.2B(2)
debt
by The Foundry Company
~$1.0B new cash
investment
Fab capital expenditures
optional
Operating
Profit
Net Interest
Gross
Margin
Operating
Expenses
Higher COGS offset by lower
operating expenses
Lower interest expense
Increased interest income
Reflective of asset smart
business model
Reduction of process R&D
Decreased G&A

| Investor Roadshow | October 7, 2008

Improvements in Pro Forma Capitalization
6/28/2008 6/28/2008 6/28/2008 6/28/2008
($ Billions)
AMD
As Reported
AMD
Pro Forma
Unconsolidated
The Foundry
Company
Pro Forma
AMD
Pro Forma
Consolidated
Total Cash $1.6 $2.5 $1.6 $4.0
Total Debt
(1)
$5.5 $4.2 $1.7 $7.6
Net Debt $3.9 $1.7 $0.2 $3.6
(1) Includes minority interest: non AMD ownership
NOTE:  See Appendices A&B for financial reconciliation
For financial reporting purposes The Foundry Company will be consolidated with AMD

| Investor Roadshow | October 7, 2008

Transaction Close
Transaction close expected in the beginning of 2009 and is
dependent on:
Transfer of previously confirmed New York incentives to The
Foundry Company for the creation of a state-of-the-art
manufacturing facility in Upstate New York
Assumption of Dresden debt by The Foundry Company
Continuation of Dresden grants
Securing routine merger control clearances
in appropriate geographies
AMD stockholder approval for issuance
of common stock and warrants(1)
to Mubadala
Clearance by the Committee on Foreign Investment in the United
States (CFIUS)
Customary closing conditions
(1) Warrants will have an exercise price of $0.01

| Investor Roadshow | October 7, 2008

Summary
A world-class deal with world-class committed partners
Unlocking the value of AMD’s manufacturing talent and assets
Strengthening AMD balance sheet
Reducing AMD capital investment requirements
AMD securing guaranteed access to the most advanced, leading-edge capacity
Committed future equity funding of a minimum of $3.6B and up to $6.0B from
ATIC to The Foundry Company
Expanding and strengthening the Foundry Company’s IBM partnership
Mubadala and ATIC are strategic financial partners for AMD and The Foundry
Company, respectively
Positioning and financing AMD and The Foundry Company for growth and success

| Investor Roadshow | October 7, 2008

Trademark Attribution
AMD, the AMD Arrow logo and combinations thereof are trademarks of Advanced Micro Devices, Inc. in the United States and/or other jurisdictions. Other names used in this presentation are for identification purposes only and may be trademarks of their respective owners.
©2008 Advanced Micro Devices, Inc. All rights reserved.
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| Investor Roadshow | October 7, 2008 18 Back-up * * *

| Investor Roadshow | October 7, 2008

AMD’s Accounting Post Transaction Close
Upon transaction close, AMD will be required to consolidate The Foundry
Company’s financials under U.S. GAAP accounting rules
AMD’s consolidated U.S. GAAP EPS will be impacted by three factors:
-
Inclusion of The Foundry Company’s U.S. GAAP financial results
-
Minority interest allocation to ATIC based on Class A share ownership
-
Non-cash cumulative dividend from ATIC’s Class B preferred shares in
The Foundry Company to the extent of Class A shares owned by AMD
AMD will be transparent as possible by showing consolidated AMD and The
Foundry Company financial information and some unconsolidated key financial metrics as we proceed towards transaction close and thereafter.

ATIC Investment	x	Class B Preferred Shares (80%)	=	ATIC Class B

ATIC Class B	x	Preferred Return (12%)	=	Cumulative Dividend

The future is fusion

| Investor Roadshow | October 7, 2008

ATIC equity investment in The Foundry Company: 20% Class A Preferred shares, 80%
Class B Preferred shares, One Class A ordinary share
AMD equity investment in The Foundry Company: 100% Class A Preferred shares,
One Class A ordinary share
The Foundry Company Class A stockholders: 83% AMD, 17% ATIC
The Foundry Company Class B stockholders: 100% ATIC
Calculation of Class B Dividend Related Adjustments
Class B cumulative dividend
-
A non-cash charge
-
Only payable upon liquidation event such as IPO or sale of The Foundry Company if return on The Foundry Company Class B Preferred falls below 12%

| Investor Roadshow | October 7, 2008

AMD Net Income (Loss)
Plus: The Foundry Company Net Income (Loss)
Adjust: Inter-company elimination
Consolidated GAAP Net Income (Loss)
Less/More: 17% of The Foundry Company Net Income
Less: 83% of 12% Class B Preferred
Cumulative Dividend
AMD Net Income attributable to AMD
Common shareholders
Divided by: AMD Shares Outstanding
EPS attributable to AMD Common
shareholders
AMD’s EPS Post The Foundry Company’s
Transaction Close
Subtraction of
minority interest
allocated to ATIC
(1)
Subtraction of
cumulative dividend
allocated to AMD’s
share of The Foundry
Company Class A
(1)
(1) 17% and 83% represent ownership percentages of Class A Preferred at transaction close for ATIC and AMD respectively

| Investor Roadshow | October 7, 2008

Appendix A: Reconciliation of As Reported balances to AMD pro forma unconsolidated, The Foundry Company pro forma
standalone and AMD pro forma consolidated
Slide 13: Improvements in Pro Forma Capitalization
Total Cash ($ Billions)
As Reported (US GAAP) 1.6
Add: Cash received from ATIC for the Foundry Company shares
purchased from AMD
Add: Cash from issuance of AMD shares and warrants
0.7
0.3
AMD Pro forma Unconsolidated 2.5
The Foundry Company
Existing cash and cash contributed by ATIC 1.6
The Foundry Company Pro forma 1.6
AMD Consolidated
As Reported balance
Add: Cash received directly from ATIC
Add: Cash from issuance of AMD shares and warrants
Add: Cash contributed by ATIC to The Foundry Company
1.6
0.7
0.3
1.4
AMD Pro forma Consolidated 4.0

| Investor Roadshow | October 7, 2008

Appendix B: Reconciliation of As Reported balances to AMD pro forma unconsolidated, The Foundry Company pro forma standalone and AMD pro forma consolidated
Slide 13: Improvements in Pro Forma Capitalization
Debt ($ Billions)
As Reported (US GAAP) 5.3
Add: Minority Interest
0.2
Total Debt and Minority Interest
5.5
Less: Debt (1.10) and minority interest (0.19) to be assumed by The
Foundry Company
(1.3)
AMD Pro forma Unconsolidated 4.2
The Foundry Company
Existing debt and minority interest balance included in As Reported balance above
Add: New convertible notes issued by The Foundry Company to ATIC
1.3
0.4
The Foundry Company Pro forma 1.7
AMD Consolidated
As Reported balance
Add: New convertible notes issued by The Foundry Company
Add: New minority interest as a result of this transaction
5.5
0.4
1.7
AMD Pro forma Consolidated 7.6

| Investor Roadshow | October 7, 2008

Additional Information and Where You Can Find it
AMD will file a proxy statement pursuant to which AMD’s board of directors will solicit proxies in connection with seeking AMD stockholder approval of the issuance of AMD shares and warrants pursuant to the Master Transaction Agreement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are urged to read the proxy statement when it becomes available and other relevant documents filed with the SEC because they will contain important information.
Security holders may obtain a free copy of the proxy statement, when AMD files it with the
SEC in the coming weeks, and other documents filed by AMD with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement and other documents may also be obtained for free by contacting AMD Investor Relations at investor.relations@amd.com or by telephone: (408) 749 4000.
AMD and its executive officers and directors may be deemed to be participants in the solicitation of proxies from AMD’s stockholders with respect to issuance of AMD shares and warrants pursuant to the Master Transaction Agreement. Information regarding such executive officers and directors is included in AMD’s Proxy Statement for its 2008 Annual
Meeting of Stockholders filed with the SEC on March 14, 2008, which is available free of charge at the SEC’s web site at http://www.sec.gov and from AMD Investor Relations which can be contacted at investor.relations@amd.com or by telephone: (408) 749 4000.
Certain executive officers and directors of AMD have interests in the transaction that may differ from the interests of AMD stockholders generally. These interests will be described in the proxy statement when AMD files it with the SEC, in the coming weeks.

| Investor Roadshow | October 7, 2008

Trademark Attribution
AMD, the AMD Arrow logo and combinations thereof are trademarks of Advanced Micro Devices, Inc. in the United States and/or other jurisdictions. Other names used in this presentation are for identification purposes only and may be trademarks of their respective owners.
©2008 Advanced Micro Devices, Inc. All rights reserved.
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